UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 16, 2024

FIRST SEACOAST BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-41597	92-0334805
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

633 Central Avenue, Dover, New Hampshire		03820
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (603) 742-4680

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	FSEA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On January 16, 2024 (the “Notice Date”), Baker Newman & Noyes LLC (“BNN”) notified First Seacoast Bancorp, Inc. (the “Company”) that BNN declines to stand for re-appointment as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, due to BNN’s decision to exit its audit practice for Securities and Exchange Commission (“SEC”)-registered banking institutions.  BNN will complete the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2023.  BNN’s engagement will terminate once the Company successfully engages a new independent registered public accounting firm and until then BNN will remain available to perform quarterly review services on the Company’s unaudited consolidated financial statements to be included in the Company’s Quarterly Reports on Form 10-Q for fiscal 2024.

BNN’s audit report on the Company’s consolidated financial statements for each of the past two fiscal years ended December 31, 2022 and December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent interim period from January 1, 2024 through the Notice Date: (i) there were no disagreements with BNN on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BNN's satisfaction, would have caused BNN to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of SEC Regulation S-K.

Before filing this Current Report on Form 8-K with the SEC, the Company provided BNN with a copy of the disclosures contained in this Item 4.01 and requested that BNN issue a letter, addressed to the SEC, stating whether BNN agrees with the statements contained in this Item 4.01.  A copy of BNN’s letter dated January 17, 2024, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

16	Letter of Baker Newman & Noyes LLC dated January 17, 2024
104	Cover Page Interactive Data File (Embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST SEACOAST BANCORP, INC.

Dated: January 17, 2024	By: /s/ Richard M. Donovan
Richard M. Donovan
Chief Financial Officer